Exhibit 10.27
AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT
     This Amendment No. 1 to Distribution Agreement (the “Amendment”) is made as of September 20, 2007, between MICRUS ENDOVASCULAR CORPORATION, a Delaware corporation, having a principal place of business at 821 Fox Lane, San Jose, California 95131, United States (“Micrus”); Goodman CO., LTD. a company organized under the laws of Japan, and having a principal place of business at 108 Fujigaoka, Meito-ku, Nagoya 465-0032, Japan (“Distributor”).
     Micrus and Distributor have entered into a Distributor Agreement dated September 30, 2005 (the “Agreement”). Micrus and Distributor are desirous of extending the term of the Agreement.
     Now, therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Section 10.1 of the Agreement shall be amended in its entirety as follows:
     “10.1 Term. This Agreement shall commence on the Effective Date and shall continue in force for a fixed term of six (6) years, unless terminated earlier under the provisions of this Agreement. At the end of the fixed term, this Agreement shall be automatically renewed on the same terms and conditions for an additional one (1) year period, unless earlier terminated under the provisions hereof or unless one party gives to the other notice of its intention to terminate at least six (6) months prior to the expiration of the fixed term hereof or of any renewal period.”
     2. Exhibit B of the Agreement shall be amended in its entirety as set forth on Exhibit B attached hereto.
     3. Capitalized terms not otherwise defined herein shall have the same meanings ascribed to such terms in the Agreement.
     4. This Amendment shall be governed by and interpreted in accordance with the laws of the State of California and the United States of America, as though all parties were resident of, and the contract was performed solely in, California without reference to conflicts of laws rules thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. Except as set forth in Section 6 hereof, the sole jurisdiction and venue for actions relating to the subject matter of this Amendment shall be the California state and U.S. federal courts having jurisdiction in Santa Clara County, California, and the parties hereby consent to the jurisdiction of such courts.
     5. Except for actions seeking injunctive relief, all disputes, controversies, or differences which may arise between the parties hereto, out of, in relation to, or in connection with this Amendment or the breach thereof, shall be finally settled by binding arbitration in San Francisco, California, U.S.A., in accordance with the Commercial Arbitration rules of the American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules, by which each party hereto agrees to be bound. Judgment upon an award rendered may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.
     6. The Agreement, as modified by this Amendment, represents the entire Agreement and understanding of the parties hereto and thereto with respect to the marketing and distribution of the Product and the subject matter of the Agreement, and supersedes all previous agreements and understandings related thereto. The Agreement as modified herein shall remain in full force and effect as so modified. This Amendment may only be amended or modified in writing signed by an authorized representative of the parties hereto.
     7. All notices under this Amendment shall be in writing and shall be deemed given on the date of delivery if sent by certified or registered mail, commercial courier (return receipt or confirmation of delivery required and costs prepaid), or by personal delivery to the party to receive such notices or other communications called for in this Agreement at the following addresses (or at such other address for a party as shall be specified by such party by like notice):
If to MICRUS:
MICRUS ENDOVASCULAR CORPORATION
821 Fox Lane
San Jose, CA 95131
USA
Attention: President and CEO
If to DISTRIBUTOR:
Goodman CO., Ltd.
108 Fujigaoka
Meito-ku, Nagoya 465-0032
Japan
Attention: President and CEO
     8. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instruments. This Amendment may be executed by facsimile with original signatures promptly following by a method set forth in Section 7.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MICRUS ENDOVASCULAR CORPORATION		GOODMAN CO., LTD.

By:		By:
Name:	Robert A. Stern	Name:	Akira Yamamoto
Title:	Executive Vice President	Title:	President
SIGNATURE PAGE TO AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

EXHIBIT B
Minimum Purchase Requirements
     The following schedule sets forth Distributor’s Minimum Purchase Requirements as specified in Section 5.6 of the Distribution Agreement. These minimums represent the cost of Products paid for by Distributor to Micrus during each Micrus fiscal year of the Agreement.

TERRITORY	Year 1	Year 2	Years 3	Year 4	Year 5	Year 6
Japan	[***]	[***]	[***]	[***]	[***]	[***]
     In addition to the foregoing the parties agree that without in any way limiting the foregoing or the provisions of Section 5.6, Distributor will purchase a minimum of [***] in Products during every [***] ending after the date of this Amendment. The foregoing obligation shall be included within the definition of “Minimum Purchase Requirements” (in addition to, but not in lieu of, the above annual purchase requirements) and will remain in effect through the [***] in which all Marketing Authorizations required for the sale by Distributor of Cerecyte® products in Japan have been issued.
     The signatures of the parties’ authorized representatives below represent the parties’ approval of the foregoing Exhibit B effective as of September 20, 2007.

MICRUS ENDOVASCULAR CORPORATION		GOODMAN CO., LTD.

By:		By:
Name:	Robert A. Stern	Name:	Akira Yamamoto
Title:	Executive Vice President	Title:	President

***	Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B-1